1Q26 Results Presentation May 6, 2026 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) changes in federal government fiscal and monetary policies, (2) general economic and real estate market conditions, including the risk of recession, (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) geopolitical conflicts. Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

1Q26 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $22.4 million, up 18.4% from $18.9 million for 1Q25. Diluted EPS of $0.57, an increase of $0.06 from $0.51 per share for 1Q25. Core net income(1) of $26.5 million, an increase of 30.8% from $20.3 million for 1Q25. Core diluted EPS(1) of $0.68, an increase of $0.13 from $0.55 per share for 1Q25. Portfolio net interest margin (NIM) for 1Q26 was 3.56%, an increase of 21 bps from 3.35% for 1Q25 Loan production in 1Q26 totaled $639.4 million, flat with $640.4 million for 1Q25 Velocity’s total loan portfolio was $6.8 billion in UPB as of March 31, 2026, an increase of 25.4% from $5.4 billion in UPB as of March 31, 2025 Nonperforming loans (NPL) as a % of HFI(2) loans were 10.1% as of March 31, 2026, down from 10.8% as of March 31, 2025 1Q26 NPL realized gains of $1.6 million, or 102.3% of UPB, and total recovered revenue of $4.6 million, or 106.5%, of UPB resolved, including accrued interest Completed the VCC 2026-1 securitization totaling $335.5 million of securities issued and our 3rd private securitization totaling $178.3 million of securities issued Liquidity of $329.0 million, consisting of $87.1 million in unrestricted cash and cash equivalents and $241.9 million in available borrowings from unpledged loans Total available warehouse line capacity of $835.6 million Issued $500 million of publicly rated unsecured corporate debt to fund Velocity’s growth; deploying a portion of the proceeds to pay off $215 million of our secured corporate debt (1) “Core net income” and “Core diluted EPS” are non-GAAP financial measures. See “Adjusted Financial Metric to GAAP Net Income” in the Appendix. (2) Held for investment

Loan Production Volume(2) Loan Production Total loan production in 1Q26 totaled $639.4 million, consistent with the $640.4 million for 1Q25 Y/Y unit growth of 11.2% as average loan size decreased to $378.8 thousand for 1Q26 from $420.1 thousand for 1Q25 The WAC(1) on 1Q26 HFI loan production was 10.1%, unchanged from 4Q25 and down from 10.5% for 1Q25. The Y/Y decrease reflects the generally lower interest rate environment over the trailing 12 months ($ in millions) 1Q26 Originations In-line With Q/Q and Y/Y Levels Units Average loan balance(4) (1) Weighted Average Coupon on HFI production (2) Including advances. (3) Loan to Value (4) $ in thousands WAC(1) LTV(3) HFI Production Metrics HFI Production

Loan Portfolio by Property Type The total loan portfolio was $6.8 billion in UPB as of March 31, 2026, an increase of 25.4% from $5.4 billion as of March 31, 2025 Loan prepayments totaled $235.0 million in UPB, an increase of 3.2% from $227.6 million for 4Q25, and an increase of 19.9% from $196.0 million for 1Q25 Portfolio WAC(1) was 9.75% as of March 31, 2026, a 15 bps increase from 9.60% as of March 31, 2025 The UPB of fair value option (FVO) loans was $4.9 billion, or 71.7% of total loans, as of March 31, 2026, an increase from $3.1 billion in UPB, or 57.7% as of March 31, 2025 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon on the total loan portfolio. (2) $ in thousands. Portfolio Growth Strong Across Property Types Loan to Value Loan Count WAC Average Loan Balance FVO% (2)

Portfolio Yield and Cost of Funds Portfolio Net Interest Income & NIM(1) Portfolio Related Portfolio NIM(1) for 1Q26 was 3.56%, an increase of 21 bps from 3.35% for 1Q25 Portfolio Yield: Increased 12 bps from 1Q25. Y/Y growth primarily resulted from continued rate discipline on new production driving higher portfolio weighted average loan coupon Portfolio Cost of Funds: Decreased 14 bps from 1Q25 mainly due to paying down warehouse lines with proceeds from the $500 million unsecured corporate debt issuance Net Interest Margin (1) Net Interest Margin related to the loan portfolio only; excludes corporate debt. Portfolio Related ($ in millions) 1Q26 NIM Consistency Results From Rate Discipline on New Production

Nonperforming Loans(1) Total nonperforming loans (NPL) as a percentage of total HFI loans UPB was 10.1% as of March 31, 2026, a decrease from 10.8% as of March 31, 2025 Total NPL allowance was $57.1 million as of March 31, 2026, compared to $55.9 million as March 31, 2025 Unrealized valuation adjustments on FVO NPL loans plus the CECL allowance reserve on amortized cost loans represent 83 bps of loan loss protection as of March 31, 2026 Expect our in-house special servicing department to continue realizing favorable nonperforming loan resolutions $ UPB in millions HFI Portfolio Performance (1) For additional detail, please see page 18 in the Appendix of this presentation. NPLs as % of HFI Loans Below Prior Year Level Loans Held for Investment

The credit loss (CECL) reserve balance was $4.9 million as of March 31, 2026, a modest decrease from $5.0 million as of March 31, 2025 The CECL reserve rate (CECL Reserve as % of Amortized Cost HFI loans) was 0.25%, up from 0.22% as of March 31, 2025 Charge-offs for 1Q26 totaled $1.3 million, compared to $1.0 million for 1Q25. 1Q26 charge-offs were slightly below the recent five-quarter average of $1.4 million. CECL Reserve, Charge-Offs and REO Credit Loss Reserve & Gain (Loss) on REO (1) Annualized CECL Reserve Lower As Loans Subject to CECL Decrease 16% Y/Y

The REO portfolio totaled $131.8 million as of March 31, 2026, compared to $83.4 million as of March 31, 2025 Comprised 1.9% of HFI loans as of March 31, 2026, compared to 1.5% as of March 31, 2025 Total gains on new REO for 1Q26 was $6.8 million, compared to a gain of $4.4 million for 1Q25, driven by increased valuation gains on fair value loans transferred to REO Total loss on existing REO for 1Q26 was $(3.3) million, compared to a loss of $(1.8) million for 1Q25, driven by market valuation losses on unsold REO Real Estate Owned (REO) Activity Gain (Loss) on REO (1) Total (loss) / gain on REO excludes charge-offs REO Portfolio Activity Delivers Net Gains for 1Q26 REO Portfolio Balance $ in millions

Non-Performing Loan Resolution Activity NPL Resolution Activity NPL resolutions for 1Q26 totaled $70.1 million in UPB resolved and gains from default interest and prepayment penalties of $1.6 million, compared to $68.3 million in UPB resolved and gains of $1.6 million for 1Q25 Total recoveries on NPLs including recovered past due interest for 1Q26 were $4.6 million, or 106.5% of principal resolved compared to $5.2 million, or 107.6% for 1Q25 NPL Resolutions and Recoveries Consistent With Prior Year Levels (1) Net Accrued Interest includes contractual accrued interest recovered upon resolution of the loan, net of servicing advances written off. (2) Annualized $ in thousands

Durable Funding and Liquidity Framework Two Securitizations in 1Q26(1); Unsecured Debt Issuance Optimizes Capital Structure for Growth Outstanding Debt Balances(2) ($ in Millions) (1) Through March 31, 2026. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of March 31, 2026, four of six warehouse lines had non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Completed the VCC 2026-1 and VCC 2026- P1 securitizations totaling $513.8 million of securities issued, with a weighted average rate of 5.78% Optimized our capital structure through the issuance of $500 million of publicly rated unsecured corporate debt, deploying a portion of the proceeds to pay off $215 million of our secured corporate debt and pay down warehouse lines Recourse debt to equity of 1.0X, down from 1.5X as of March 31, 2025, driven by lower warehouse debt utilization Available warehouse line capacity of $835.6 million as of March 31, 2026 (4) (5)

NPA levels to remain at manageable levels with NPA resolutions trends (UPB volume & gains) expected to continue Credit box and target markets remain stable Market for small balance investor properties remains strong Rental demand to remain healthy Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for May 2026 Securitization market remains constructive with strong investor demand Real Estate Values Expected to Remain Supportive of Growth NIM target remains ~ 3.5% Strong 2026 portfolio growth to continue Rate discipline on new originations to support NIM target EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statements

Book Value and Adjusted Book Value Per Share(2) Core net income totaled $26.5 million in 1Q26, compared to $36.3 million for 4Q25 1Q26 core pre-tax ROE of 21.5% Diluted book value per share as of March 31, 2026, was $17.75(4), a 3.3% increase from $17.19(3) as of December 31, 2025, and a 19.4% increase from $14.87 as of March 31, 2025 Adjusted diluted book value per share as of March 31, 2026, was $20.26(5) and reflects the net incremental estimated pretax fair value of loans carried at amortized cost and related securitized debt over diluted book value Core Net Income, Diluted Book Value & Adjusted Book Value Per Share Core Net Income(1) Non-core items $4,119 (1) Core net income” is a non-GAAP financial measure which excludes incentive compensation expenses and costs related to the Company’s employee stock purchase program (ESPP) from GAAP net income. (2) Diluted book value per share is the ratio of total GAAP equity divided by diluted shares at period end. Total equity includes non-controlling interest of $3.15 million as of December 31, 2025, and $3.06 million as of March 31, 2026. (3) Based on 39,296,746 diluted shares as of December 31, 2025 (4) Based on 39,245,240 diluted shares as of March 31, 2026 (5) Fair value adjustment is derived using the pretax net incremental estimated fair value of the Company’s loans and securitizations carried at amortized cost divided by the diluted share count as of March 31, 2026. For additional information, please see Fair Value Disclosures in the Company’s 10-Q for the period ended March 31, 2026. (3) (4) Core Net Income $26,482 GAAP Net Income $22,363 $(0.11) ($ in thousands) (5) $(0.03)

Reinvested Earnings Compounds Returns Our proprietary operating platform and expertise delivers strong results and durable long-term growth for our shareholders Earnings growth re-invested at high marginal ROE compounds book value and ROE Significant unrecognized value opportunity for investors resulting from Velocity’s market positioning and organic earnings growth potential (1) CAGR = Compounded Annual Growth Rate (2) Stockholders’ equity includes noncontrolling interest in subsidiary as of 12/31/2024, 12/31/2025 and LTM 3/31/2026 Core Diluted Earnings Per Share CAGR = 31.8% Core Return on Average Stockholders’ Equity RoAE CAGR = 12.6% (1) (1) Stockholders’ Equity CAGR = 24.3% (1) (2)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward Total Loan Portfolio UPB Rollforward (UPB in millions) $(257.2) $(2.2) $(34.7)

HFI Loan Portfolio Portfolio by Property Type (100% = $6.84 billion UPB)(1) (1) As of March 31, 2026 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income